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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 1999
                                                    ----------------------



                             WESTOWER CORPORATION
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            (Exact name of registrant as specified in its charter)



      WASHINGTON                   333-32963                   91-1825860
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    (State or Other               (Commission                (IRS Employer
    Jurisdiction of               File Number)            Identification No.)
    Incorporation)



              7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON     98661
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                   (Address of Principal Executive Offices) (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (360) 750-9355
                                                        ----------------



                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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     On May 14, 1999, Westower Corporation (the "Company"), through its wholly owned subsidiary CNG Communications, Inc., completed, pursuant to an asset purchase agreement dated October 22, 1998, the acquisition of most of the assets of the American Television Relay ("ATR") business unit of MCI Telecommunications Corporation ("MCI"). The acquisition included 61 towers, five (5) parcels of real property in fee, interests in approximately 76 other various communications sites, a wide variety of electronic equipment used to support ATR's primary mission, and numerous contracts and accounts receivables. ATR transports primarily video signals through remote areas of Arizona, California, New Mexico, Nevada and Texas. Northern Arizona University is a major customer and uses the ATR network to provide distance and conference learning to smaller communities and colleges throughout the state of Arizona. ATR also supplies video transmissions of major sportscasts to broadcast networks and feeds broadcast signals to regional cable television providers within the Southwestern United States.

     Under the terms of the asset purchase agreement, the total consideration paid by the Company to MCI was $9.2 million in cash. The purchase price was determined by arms-length negotiations between the parties. The purchase price was paid out of funds borrowed by the Company under its existing bank credit agreement with BankBoston N.A. and other lenders.

     The foregoing description is qualified in its entirety by reference to the asset purchase agreement, which is attached hereto as Exhibit 2.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     2 Asset Purchase Agreement, dated October 22, 1998, between MCI Telecommunications Corporation and CNG Communications, Inc.
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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WESTOWER CORPORATION



Date:  May 28, 1999                 By: /s/ Peter Lucas
                                       -------------------------------------
                                    Peter Lucas, Senior Vice President,
                                    Chief Financial Officer, Treasurer
                                    and Secretary
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                                 Exhibit Index
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Exhibit
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2    Asset Purchase Agreement, dated October 22, 1998, between MCI
     Telecommunications Corporation and CNG Communications, Inc.